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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 1999


                               Chevron Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                      1-368-2                  94-0890210
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 (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer No.)
     of incorporation )

    575 Market Street, San Francisco, CA                           94105
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   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (415) 894-7700


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

         On June 22, 1999, Chevron Corporation issued a press release discussing the company's growth strategies and second quarter 1999 earnings special items.


Item 7. Financial Statements and Exhibits.

         (c)   Exhibits.

               99.1 Press Release of Chevron Corporation dated June 22, 1999, entitled "CHEVRON CHAIRMAN REVIEWS GROWTH STRATEGIES; DISCUSSES SECOND QUARTER EARNINGS SPECIAL ITEMS."


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 22, 1999
                                               CHEVRON CORPORATION




                                       By      /s/ S.J. CROWE
                                               ----------------------------
                                               S. J. Crowe, Comptroller
                                              (Principal Accounting Officer and
                                                   Duly Authorized Officer)